UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 5/10/2010

CLEAR CHANNEL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-9645

Texas	74-1787539
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 E. Basse Road

San Antonio, TX 78209

(Address of Principal Executive Offices, Including Zip Code)

210-822-2828

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02	Results of Operations and Financial Condition

On May 10, 2010, CC Media Holdings, Inc., our indirect parent, and Clear Channel Outdoor Holdings, Inc., our indirect 89%-owned subsidiary, issued press releases announcing their financial results for the quarter ended March 31, 2010.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of CC Media Holdings, Inc. issued May 10, 2010.

99.2	Press Release of Clear Channel Outdoor Holdings, Inc. issued May 10, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: May 10, 2010	By:	/S/ SCOTT D. HAMILTON
Scott D. Hamilton
Chief Accounting Officer

Index to Exhibits

99.1	Press Release of CC Media Holdings, Inc. issued May 10, 2010.

99.2	Press Release of Clear Channel Outdoor Holdings, Inc. issued May 10, 2010.